UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): August 19, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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


Item No. 5     Press release dated 19 August, 2004 - Directors Share Dealings



                                                               Press enquiries:
                  David Beck tel +44 207 306 1490; email david.beck@marconi.com
                                                            Investor enquiries:
          Heather Green tel: +44 207 306 1735; email: heather.green@marconi.com



                            DIRECTORS SHARE DEALINGS

London - 19 August 2004 - Marconi Corporation plc (London: MONI and NASDAQ:
MRCIY) (the 'Company') The Company announces the acquisition today of Marconi Corporation plc ordinary shares of 25 pence, as detailed below, by Ms K R Flaherty and Mr P C F Hickson, both Directors of the Company.


                                 Number of ordinary       Price paid per share
                           25pence shares purchased                    (pence)
K R Flaherty                                   3010                      593.5
P C F Hickson                                  2959                      593.5

The total number of shares held in the Company by each of the aforementioned Directors is now as follows:

                           Number of ordinary          % of total issued share
                          25pence shares held                     capital held
K R Flaherty                             8400                            0.004
P C F Hickson                            2959                            0.001


ENDS/...

Notes to editors
The share purchases outlined above were made using the proceeds of advance fees payable to Ms K R Flaherty and Mr P C F Hickson by the Company, for the specific purpose of acquiring shares in the Company, as detailed more fully in the Report to Shareholders by the Board on Directors' Remuneration contained in the Company's Annual Report and Accounts to 31st March 2004.

About Marconi Corporation plc
Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and on NASDAQ under the ticker MRCIY. Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2004 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This press release contains forward-looking statements with respect to products, partners, customers, future growth and other matters. Please refer to the Form 10-K report filed by Marconi Corporation plc with the United States Securities and Exchange Commission for a discussion of risks that could cause actual results to differ materially from such statements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date:  August 19, 2004